SUPPLEMENT DATED SEPTEMBER 21, 2026

TO THE PACIFIC SELECT FUND PROSPECTUS DATED MAY 1, 2026

FOR CLASS I AND CLASS P SHARES

This supplement revises the Pacific Select Fund Prospectus dated May 1, 2026, for Class I and Class P Shares (the “Prospectus”) and must be preceded or accompanied by the Prospectus. The changes within this supplement are currently in effect unless otherwise noted. Remember to review the Prospectus for other important information. Capitalized terms not defined herein are as defined in the Prospectus.

International Small-Cap Portfolio – At a meeting held on September 16, 2026, the Board of Trustees of the Trust, including a majority of the Independent Trustees, approved Wellington Management Company LLP (“Wellington”) to serve as the sub-adviser of the International Small-Cap Portfolio effective November 1, 2026, replacing FIAM LLC. The Board also approved an increased management fee waiver for the International Small-Cap Portfolio effective with the approval of Wellington.

In connection with this sub-adviser change, certain principal investment strategies of the International Small-Cap Portfolio will change as described below. In order to facilitate these changes, a portion of the holdings of the International Small-Cap Portfolio may be sold and new investments may be purchased in accordance with recommendations by Wellington. Pacific Life Fund Advisors LLC, the investment adviser to the International Small-Cap Portfolio, may begin this transitioning prior to November 1, 2026 utilizing the principal investment strategies described below.

Disclosure Changes to the Fund Summaries section

Diversified Bond Portfolio – In the Management subsection, the “Portfolio Manager and Primary Title with Sub-Adviser” table is deleted and replaced with the following:

Portfolio Manager and Primary Title with Sub-Adviser	Experience with Fund
Core Plus Full Discretion Portion
Matthew J. Eagan, CFA, Portfolio Manager	Since 2023
Brian P. Kennedy, Portfolio Manager	Since 2023
Scott A. Darci, CFA, Portfolio Manager	Since 2026
Bryan C. Hazelton, CFA, Portfolio Manager	Since 2026
Core Plus Relative Return Portion
Richard G. Raczkowski, Portfolio Manager	Since 2023
Michael F. Gladchun, Portfolio Manager	Since 2026

Dividend Growth Portfolio – Effective November 1, 2026, the following changes will be made:

The Annual Fund Operating Expenses subsection will be deleted and replaced with the following:

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class I	Class P
Management Fee	0.67%	0.67%
Service Fee	0.20%	N/A
Other Expenses	0.04%	0.04%
Total Annual Fund Operating Expenses	0.91%	0.71%
Less Fee Waiver[1]	(0.08%)	(0.08%)
Total Annual Fund Operating Expenses after Fee Waiver	0.83%	0.63%

1         The investment adviser has agreed to waive 0.08% of its management fee through April 30, 2028. Thereafter, the fee waiver agreement renews annually unless terminated by the investment adviser upon at least 30 days written notice prior to the end of the contract term or upon termination of the investment advisory agreement or by the Trust upon 90 days’ written notice to the investment adviser.

In the Examples subsection, the table will be deleted and replaced with the following:

	1 year	3 years	5 years	10 years
Class I	$85	$282	$496	$1,112
Class P	$64	$219	$387	$875

International Small-Cap Portfolio – Effective November 1, 2026, the following changes will be made:

The Annual Fund Operating Expenses subsection will be deleted and replaced with the following:

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class I	Class P
Management Fee	0.85%	0.85%
Service Fee	0.20%	N/A
Other Expenses	0.09%	0.09%
Total Annual Fund Operating Expenses	1.14%	0.94%
Less Fee Waiver[1]	(0.03%)	(0.03%)
Total Annual Fund Operating Expenses after Fee Waiver	1.11%	0.91%

1         The investment adviser has agreed to waive 0.03% of its management fee through April 30, 2028. Thereafter, the fee waiver agreement renews annually unless terminated by the investment adviser upon at least 30 days written notice prior to the end of the contract term or upon termination of the investment advisory agreement or by the Trust upon 90 days’ written notice to the investment adviser.

In the Examples subsection, the table will be deleted and replaced with the following:

	1 year	3 years	5 years	10 years
Class I	$113	$359	$625	$1,383
Class P	$93	$297	$517	$1,152

The Principal Investment Strategies subsection will be deleted and replaced with the following:

Under normal circumstances, this Fund invests at least 80% of its assets in securities of companies with small market capitalizations. The sub-adviser generally considers a company to be a small-capitalization company (“small-cap”) if the company has a market capitalization within the range of companies included in the MSCI Europe, Australasia and Far East (“EAFE”) Small Cap Index which measures the performance of the small-capitalization segment of the international equity universe. As of December 31, 2025, the market capitalization range of the MSCI EAFE Small Cap Index was approximately $142.5 million to $15.2 billion. As of December 31, 2025, the weighted average market capitalization of the Fund was approximately $5.5 billion.

Normally, the Fund invests primarily in the common stock of foreign issuers, including up to 20% of its assets in emerging market countries, that may be U.S. dollar or foreign currency-denominated. The Fund invests in both growth and value stocks. The sub-adviser normally allocates the Fund’s investments across different countries and regions, such as Japan. The sub-adviser anticipates that the Fund will have exposure to the largest country constituents of the MSCI EAFE Small Cap Index. These constituents may change over time.

The sub-adviser considers the broad market sectors of investments in its management of the Fund. As of December 31, 2025, a significant portion of the Fund was represented by securities of companies in the Industrial sector.

In buying and selling securities for the Fund, the sub-adviser employs a “bottom-up” approach to selecting securities, emphasizing those that it believes to represent above-average potential for capital appreciation, based on fundamental research and analysis. The sub-adviser seeks to develop a portfolio that is broadly diversified across issuers, countries, industries and styles.

The Fund may lend its portfolio holdings to certain financial institutions.

In the Performance subsection, the following will be added after the first paragraph:

Prior to November 1, 2026, the benchmark index for the Fund that was utilized by the immediately prior sub-adviser was the MSCI All Country World Index (“ACWI”) ex USA Small Cap Index. The Fund changed its performance measurement benchmark index to the MSCI EAFE Small Cap Index in connection with the Fund’s change in sub-adviser to better reflect the current sub-adviser’s investment strategy and approach.

Also in the Performance subsection, the last paragraph will be deleted and replaced with the following:

Wellington Management Company LLP began managing the Fund on November 1, 2026, and some investment policies changed at that time. Other firms managed the Fund before that date.

Also in the Performance subsection, the Average Annual Total Returns table will be deleted and replaced with the following:

Average Annual Total Returns
(For the periods ended December 31, 2025)	1 year	5 years	10 years
Class I (incepted May 1, 2006)	23.41%	6.23%	6.46%
Class P (incepted May 2, 2011)	23.66%	6.44%	6.67%
MSCI EAFE Index (reflects no deductions for fees, expenses, or taxes) (Regulatory Index)	31.22%	8.92%	8.18%
MSCI EAFE Small Cap Index (reflects no deductions for fees, expenses, or taxes) (current index)	31.83%	5.62%	7.49%
MSCI ACWI ex USA Small Cap Index (reflects no deductions for fees, expenses, or taxes) (former index)	29.26%	6.91%	8.13%

In the Management subsection, the “Portfolio Manager and Primary Title with Sub-Adviser” table, and the paragraph immediately preceding this table, will be deleted and replaced with the following:

Sub-Adviser — Wellington Management Company LLP. The persons primarily responsible for day-to-day management of the Fund are:

Portfolio Manager and Primary Title with Sub-Adviser	Experience with Fund
Mary L. Pryshlak, CFA, Senior Managing Director and Head of Investment Research	Since 2026
Jonathan G. White, CFA, Managing Director and Director, Research Portfolios	Since 2026

Technology Portfolio – In the Management subsection, information regarding Adam Benjamin is deleted and the following is added in the “Portfolio Manager and Primary Title with Sub-Adviser” table:

Priyanshu Bakshi, Portfolio Manager	Since 2026

Disclosure Changes to the Additional Information About Principal Investment Strategies
and Principal Risks section

International Small-Cap Portfolio – Effective November 1, 2026, the following changes will be made:

The Principal Investment Strategies subsection will be deleted and replaced with the following:

Under normal circumstances, this Fund invests at least 80% of its assets in securities of companies with small market capitalizations. The sub-adviser generally defines small market capitalization companies as those whose market capitalizations that, at the time of investment, are similar to the market capitalizations of companies in the MSCI EAFE Small Cap Index. The size of the companies in the index changes with market conditions and the composition of the index. As of December 31, 2025, the market capitalization range of the MSCI EAFE Small Cap Index was approximately $142.5 million to $15.2 billion. As of December 31, 2025, the weighted average market capitalization of the Fund was approximately $5.5 billion.

The Fund normally invests primarily in the common stock of foreign issuers, including up to 20% of its assets in emerging markets, that may be U.S. dollar or foreign currency-denominated.

The sub-adviser may invest the Fund’s assets in the stocks of companies that it believes have above average earnings growth potential compared to other companies (growth companies), in the stocks of companies that it believes are undervalued compared to their perceived worth (value companies), or in a combination of growth and value companies.

The sub-adviser normally allocates the Fund’s investments across different countries and regions. The Fund may invest a relatively high percentage of its assets in securities of issuers in a single country (such as Japan), a small number of countries, or a particular geographic region. However, under normal market conditions, the Fund generally expects to invest in a number of different countries. The sub-adviser anticipates that the Fund will have exposure to the largest country constituents of the MSCI EAFE Small Cap Index. These constituents may change over time.

The sub-adviser determines the country(ies) where an issuer’s economic ties are (and thus subject to general country risk) based on one or more of the following criteria: (i) is organized under the law of, and maintains a principal office in, that country; (ii) has its principal securities trading market in that country; (iii) is included in an index that is representative of that country; (iv) derives at least 50% of its revenues or profits from goods produced or sold, investments made or services performed in that country; or (v) has at least 50% of its assets in that country. While these criteria are intended to identify to the sub-adviser the country(ies) to which an issuer is economically tied at any given time, this process relies on the sub-adviser’s judgment to interpret certain criteria and on facts and circumstances that may change. In the event that an issuer is considered by the sub-adviser to be economically tied to more than one country based on these criteria (for example, where the issuer is organized under the laws of one country but derives at least 50% of its revenues or profits from goods produced or sold in another country), the sub-adviser may classify the issuer as being economically tied to any country that meets the above criteria in its discretion based on an assessment of the relevant facts and circumstances.

The Fund’s top five risk exposures by country and their approximate percentage of the Fund’s net assets as of December 31, 2025 (as determined by a third-party that is not affiliated with the Fund or its Investment Adviser) were: Japan 26.2%, United Kingdom 11.7%, China 5.2%, Taiwan 3.7% and Austria 3.5%. In determining country of risk exposure, the third-party considers factors such as reporting currency, sales/revenue, and the location of management of each issuer. The third-party source identifies only one country of risk per issuer. There may be other countries of risk to which an issuer is exposed, but the country identified is expected to be the primary country of risk for that issuer. (An issuer is generally subject to greater country risk based on where its economic ties are rather than where it is formed or incorporated.) The third-party’s criteria for determining country of risk exposure may be different than that used by the sub-adviser to determine the Fund’s investments, but the top five exposure percentages are not expected to be significantly different if they were.

The sub-adviser considers the broad market sectors of investments in its management of the Fund. As of December 31, 2025, a significant portion of the Fund was represented by securities of companies in the Industrial sector.

In buying and selling securities for the Fund, the sub-adviser relies on fundamental analysis, which involves a bottom-up assessment of a company’s potential for success in light of factors including its financial condition, earnings outlook, strategy, management, industry position, and economic and market conditions. The sub-adviser seeks to develop a portfolio that is broadly diversified across issuers, countries, industries and styles.

The Fund may lend its portfolio holdings to certain financial institutions.

Disclosure Changes to the About Management section

Effective November 1, 2026, in the table for FIAM LLC, the International Small-Cap Portfolio subsection will be deleted.

Also in the table for FIAM LLC, information regarding Adam Benjamin is deleted and replaced with the following in the Technology Portfolio subsection:

Priyanshu Bakshi	Portfolio Manager of FIAM LLC since 2021 and Global Technology Sector Leader since 2020. He began his investment career in 2007 and has a BBS from University of Delhi and an MBA from University of Chicago.

In the table for Loomis, Sayles & Company L.P., in the Diversified Bond Portfolio subsection, Peter W. Palfrey is removed from the Core Plus Relative Return Strategy and the following is added under the Core Plus Full Discretion Strategy heading:

Scott A. Darci, CFA

Portfolio Manager of the Loomis Sayles Income Fund and Loomis Sayles Investment Grade Fixed Income Fund since 2026. He began his investment career in 2006 and has a BA from Dartmouth College and a Masters from Boston University.

Bryan C. Hazelton, CFA	Portfolio Manager of the Loomis Sayles Income Fund and Loomis Sayles Investment Grade Fixed Income Fund since 2026. He began his investment career in 2007 and has a BA from Bentley University and an MBA from the Wharton School at the University of Pennsylvania.

Effective November 1, 2026, in the table for Wellington Management Company LLP, the following will be added before the International Value Portfolio subsection:

INTERNATIONAL SMALL-CAP PORTFOLIO
Mary L. Pryshlak, CFA	Senior Managing Director and Head of Investment Research of Wellington Management since 2017. She began her investment career in 1993 and has a BA from Rutgers College.
Jonathan G. White, CFA

Managing Director and Director, Research Portfolios of Wellington Management since 2013. He began his investment career in 1994 and has a BBA from the University of Massachusetts and an MBA from Babson College.

SUPPLEMENT DATED SEPTEMBER 21, 2026

TO THE PACIFIC SELECT FUND STATEMENT OF ADDITIONAL INFORMATION
DATED MAY 1, 2026

This supplement revises the Pacific Select Fund Statement of Additional Information dated May 1, 2026 (the “SAI”), as supplemented, and must be preceded or accompanied by the SAI. The changes within this supplement are currently in effect, unless otherwise noted. Remember to review the SAI for other important information. Capitalized terms not defined herein are as defined in the SAI.

International Small-Cap Portfolio – At a meeting held on September 16, 2026, the Board of Trustees of the Trust, including a majority of the Independent Trustees, approved Wellington Management Company LLP to serve as the sub-adviser of the International Small-Cap Portfolio effective November 1, 2026, replacing FIAM LLC.

ADDITIONAL INVESTMENT STRATEGIES OF THE FUNDS

Effective November 1, 2026, the International Small-Cap Portfolio section will be deleted and replaced with the following:

    In addition to the principal investment strategies described in the Prospectus, the Fund may invest non-principally in: mid-capitalization companies; cash and repurchase agreements; short-term instruments, including U.S. government securities; securities convertible into or exchangeable for common stock; depositary receipts (such as ADRs). The Fund may also invest non-principally in securities issued by other investment companies. On a non-principal basis, the Fund may buy and sell futures contracts and exchange-traded funds to equitize cash exposure.

ORGANIZATION AND MANAGEMENT OF THE TRUST

In the Management Information section, the following is added before the information for Howard T. Hirakawa in the Interested Persons table.

Name and Age	Position(s) with the Trust and Length of Time Served[1]	Current Directorship(s) Held and Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen[2]

Dawn Behnke Year of birth 1965	Trustee since 09/17/26	Executive Vice President (1/17 to present) of Pacific Life and PL&A; Executive Vice President (4/25 to present) of Pacific LifeCorp; and Director (4/25 to present) of Pacific LifeCorp, Pacific Life and PL&A. Board member (6/25 to present) of City of Hope – Life Insurance Council. Board of Directors (2/26 to present) of United Way of Orange County.	60

Also in the Management Information section, under the “Current Directorship(s) Held and Principal Occupation(s) During Past 5 Years” column in the Interested Persons table, information regarding Bonnie J. Boyle is deleted and replaced with the following:

Assistant Vice President (9/26 to present) and Director (6/17 to 8/26) of Pacific Life; Vice President and Assistant Treasurer (1/20 to 4/23) of Pacific Funds Series Trust.

In the Board of Trustees section, the Board Structure, Leadership subsection is deleted and replaced with the following:

   The Board has structured itself in a manner that it believes allows it to perform its oversight function effectively. It has established three standing committees, an Audit Committee, a Policy Committee and a Governance Committee, which are discussed in greater detail under “Committees” below. More than 75% of the members of the Board are Independent Trustees and each of the Audit, Policy and Governance Committee is comprised entirely of Independent Trustees. The Chairman of the Board is an Independent Trustee who acts as the primary liaison between the Independent Trustees, the Interested Trustee and management. The Chairman of the Board helps identify matters for consideration by the Board and regularly participates in the agenda setting process for Board meetings. The Chairman of the Board serves as Chairman of the Trust’s Policy Committee, which provides a forum for the Independent Trustees to meet in separate session to deliberate on matters relevant to the Trust. The Independent Trustees have also engaged their own independent counsel to advise them on matters relating to their responsibilities in connection with the Trust. The Board reviews its structure annually through the Governance Committee. In developing its structure, the Board has considered that all shareholders of the Trust are variable life insurance or variable annuity clients of Pacific Life and PL&A and that the Interested Trustee, as the Executive Vice President of Pacific Life and PL&A, can provide valuable input as to, among other things, the role of the Funds in the variable life insurance and variable annuity platforms of Pacific Life and PL&A. The Board has also determined that having a Chairman of the Board who is an Independent Trustee and the function and composition of the Policy, Audit and Governance Committees are appropriate means to provide effective oversight on behalf of the Trust’s shareholders and address any potential conflicts of interest that might arise from an Interested Trustee serving on the Board.

Also in the Board of Trustees section, the second sentence of the first paragraph under the Information about Each Trustee’s Qualification, Experience, Attributes or Skills subsection is deleted and replaced with the following:

In addition to a demonstrated record of business and/or professional accomplishment, each of the Trustees has served on the Board for a number of years (other than Ms. Behnke, who joined the Board in September 2026).

Also in the Board of Trustees section, the following is added after the second paragraph under the Information about Each Trustee’s Qualification, Experience, Attribute or Skills subsection:

  Ms. Behnke is an Executive Vice President of Pacific Life and PL&A. Ms. Behnke is considered an Interested Person of the Trust because of her material business positions with Pacific Life and PL&A. In these positions, Ms. Behnke has intimate knowledge of Pacific Life, PL&A and the Adviser, their products, operations, personnel, and financial resources. Ms. Behnke’s position of influence and responsibility at Pacific Life and PL&A, in addition to her extensive knowledge, has been determined to be valuable to the Board in its oversight of the Trust.

Also in the Board of Trustees section, the following is added to the table in the Beneficial Interest of Trustees subsection:

Name of Trustee	Dollar Range of Equity Securities in a Fund of the Trust[1]	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in the Family of Investment Companies[2]
Dawn Behnke[3]	None	None

3 Dawn Behnke is an Interested Person of the Trust because of her position at Pacific Life.

In the Investment Advisory Fee Schedules section, effective November 1, 2026, the Advisory Fee Waiver for the International Small-Cap Portfolio will be changed to 0.03% and the Advisory Fee Waiver for the Dividend Growth Portfolio will be changed to 0.08%. As a result, the following footnote 1 will be added to International Small-Cap Portfolio and the following footnote 2 will be added to Dividend Growth Portfolio.

1 PLFA agreed to waive 0.03% of its investment advisory fee through April 30, 2028, as long as Wellington remains the sub-adviser of the Fund. There is no guarantee that PLFA will continue such waiver after that date.

2 PLFA agreed to waive 0.08% of its investment advisory fee through April 30, 2028, as long as T. Rowe Price remains the sub-adviser of the Fund. There is no guarantee that PLFA will continue such waiver after that date.

INFORMATION ABOUT THE MANAGERS

In the Compensation Structures and Methods section, the section for Wellington will be deleted and replaced with the following effective November 1, 2026:

Wellington

Wellington receives a fee based on the assets under management of each Fund as set forth in the Investment Advisory Agreement on behalf of each Fund. Wellington pays its investment professionals out of its total revenues, including the advisory fees earned with respect to each Fund. The following information is current as of the date of this SAI.

Wellington’s compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high quality investment management services to its clients. Wellington’s compensation of each Fund’s managers listed in the prospectus who are primarily responsible for the day-to-day management of the Funds (the “Portfolio Managers”) includes a base salary and incentive components.

The base salary for each Portfolio Manager who is a partner (a “Partner”) of Wellington Management Group LLP, the ultimate holding company of Wellington, is generally a fixed amount that is determined by the managing partners of Wellington Management Group LLP. The base salary for the other Portfolio Manager is determined by the Portfolio Manager’s experience and performance in his role as a Portfolio Manager. Base salaries for Wellington Management’s employees are reviewed annually and may be adjusted based on the recommendation of a Portfolio Manager’s manager, using guidelines established by Wellington Management’s Compensation Committee, which has final oversight responsibility for base salaries of employees of the firm. Each Portfolio Manager, with the exception of Mary Pryshlak and Jonathan White, is eligible to receive an incentive payment based on the revenues earned by Wellington from the Fund managed by the Portfolio Manager and generally each other account managed by such Portfolio Manager.

The Portfolio Managers’ incentive payment relating to the International Value Fund is linked to the net pre-tax performance of the Fund managed by the Portfolio Managers compared to the MSCI EAFE Net Index over one, three and five year periods, with an emphasis on five year results. Wellington applies similar incentive compensation structures (although the benchmarks or peer groups, time periods and rates may differ) to other accounts managed by the Portfolio Managers, including accounts with performance fees.

Portfolio-based incentives across all accounts managed by an investment professional can, and typically do, represent a significant portion of an investment professional’s overall compensation; incentive compensation varies significantly by individual and can vary significantly from year to year. The Portfolio Managers may also be eligible for bonus payments based on their overall contribution to Wellington’s business operations. Senior management may reward individuals as it deems appropriate based on other factors. Each Partner is eligible to participate in a Partner-funded tax qualified retirement plan, the contributions to which are made pursuant to an actuarial formula. Messrs. Brown, Corry, Rao-Chakravorti, Shakin, Keith White and Ms. Pryshlak are Partners.

In the Other Accounts Managed section, under FIAM’s portion of the table, all information regarding Adam Benjamin is deleted and the following is added alphabetically:

Portfolio Manager(s)	Number of Other Accounts Managed	Total Assets of Other Accounts Managed	Number of Other Accounts Managed Paying Performance Fees	Total Assets of Other Accounts Managed Paying Performance Fees
FIAM
Priyanshu Bakshi[1]
Registered Investment Companies	9	$11,206,309,467	1	$481,200,422
Other Pooled Investment Vehicles	2	$3,093,808	None	N/A
Other Accounts	None	N/A	None	N/A

1 Other Accounts Managed information as of June 30, 2026.

Also in the Other Accounts Managed section, under Loomis Sayles’ portion of the table, information regarding Peter W. Palfrey is removed and the following is added alphabetically:

Portfolio Manager(s)	Number of Other Accounts Managed	Total Assets of Other Accounts Managed	Number of Other Accounts Managed Paying Performance Fees	Total Assets of Other Accounts Managed Paying Performance Fees
Loomis Sayles
Scott Darci[1]
Registered Investment Companies	13	$37,739,922,211	None	N/A
Other Pooled Investment Vehicles	13	$12,498,045,055	None	N/A
Other Accounts	61	$26,591,553,868	None	N/A

Bryan Hazelton[1]
Registered Investment Companies	13	$37,739,922,211	None	N/A
Other Pooled Investment Vehicles	12	$12,027,603,797	None	N/A
Other Accounts	61	$26,591,553,868	None	N/A

1 Other Accounts Managed information as of June 30, 2026.

Also in the Other Accounts Managed section, under Wellington portion of the table, the following is added alphabetically:

Portfolio Manager(s)	Number of Other Accounts Managed	Total Assets of Other Accounts Managed	Number of Other Accounts Managed Paying Performance Fees	Total Assets of Other Accounts Managed Paying Performance Fees
Wellington
Mary L. Pryshlak[1]
Registered Investment Companies	15	$17,710,075,622	3	$7,442,317,231
Other Pooled Investment Vehicles	48	$18,658,647,464	6	$1,170,531,966
Other Accounts	80	$33,330,570,922	9	$3,476,326,771

Jonathan G. White[1]
Registered Investment Companies	15	$17,710,075,622	3	$7,442,317,231
Other Pooled Investment Vehicles	48	$18,658,647,464	6	$1,170,531,966
Other Accounts	80	$33,330,570,922	9	$3,476,326,771

1 Other Accounts Managed information as of June 30, 2026.